UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2020

HELIX ENERGY SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Minnesota		001-32936	95-3409686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North
Suite 400
Houston,	Texas	77043
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code 281-618-0400
NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On March 11, 2020, Helix Q5000 Holdings S.à r.l., as borrower (“Helix Q5000 Holdings”), an indirect wholly owned Luxembourg subsidiary of Helix Energy Solutions Group, Inc. (“Helix”), Helix Vessel Finance S.à r.l., as guarantor (the “Guarantor”), a direct wholly owned Luxembourg subsidiary of Helix, and Nordea Bank ABP, New York Branch and the lender parties (collectively, the “Lenders”), entered into the First Amendment (the “First Amendment”) to the Credit Agreement dated as of September 26, 2014 by and among Helix Q5000 Holdings, the Guarantor and the Lenders (the “Credit Agreement”).

The First Amendment, among other things, provides for the following:

•	Extends the final maturity date of the term loan under the Credit Agreement from April 30, 2020 to January 31, 2021;

•	Extends the quarterly payment schedule until the new final maturity date;

•	Reduces the scheduled final principal payment to $53,571,429 as a result of the additional quarterly payments; and

•	Increases the Applicable Margin (as defined in the Credit Agreement) from 2.50% to 2.75%.

The description of the First Amendment contained in this Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
4.1
First Amendment to the Credit Agreement dated as of September 26, 2014, by and among Helix Q5000 Holdings S.à r.l., Helix Vessel Finance S.à r.l. and Nordea Bank ABP, New York Branch and the lender parties thereto.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated March 11, 2020.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.
101.LAB	XBRL Label Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 11, 2020

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Kenneth E. Neikirk
Kenneth E. Neikirk
Senior Vice President, General Counsel and Corporate Secretary